PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]

Property and equipment consisted of the following:

	As of September 30, 2012	As of September 30, 2011
	US$(’000)	US$(’000)
Buildings and improvements	14,975	14,448
Vehicles	172	91
Other equipment and devices	391	359
Total property and equipment	15,538	14,898
Less: accumulated depreciation	(1,997)	(1,416)
Property and equipment, net	13,541	13,482